UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2010
APACHE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
2000 Post Oak Boulevard
Suite 100
Houston, Texas 77056-4400
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 296-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective May 5, 2010, upon approval by the Stock Option Committee of the board of directors of Apache Corporation (“Apache”), Apache and each of Messrs. G. Steven Farris, Roger B. Plank, John A. Crum, and Rodney J. Eichler (each a “grantee”) executed a first amendment (the “Amendment”) to the 2010 Performance Program Award Agreement and the Award Notice, attached thereto as Schedule A and incorporated therein by reference (collectively, the “2010 Performance Award Grant Agreement”). The 2010 Performance Award Grant Agreement was dated January 15, 2010, and filed with Apache’s Current Report on Form 8-K on January 19, 2010.
Pursuant to the 2010 Performance Award Grant Agreement, each grantee was issued a Conditional Grant (as defined in the 2010 Performance Award Grant Agreement) of restricted stock units, which Conditional Grant is to be multiplied by a factor that ranges from 0 to 2.5, depending on Apache’s total shareholder return (“TSR”) as compared to its peer companies (as listed in the 2010 Performance Award Grant Agreement) at the end of a three-year performance period. Pursuant to the Amendment the payout for each grantee is modified so that it is limited to 1.00 times the amount of the Conditional Grant if (i) the calculated TSR is negative and (ii) Apache’s TSR calculated ranking among the peer companies results in an above 1.00 times payout. This description of the Amendment is a summary and is qualified in its entirety by the terms of the complete version of this document, which is attached to this 8-K as Exhibit 10.1, and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders of Apache held on Thursday, May 6, 2010, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:
•	The following nominees for directors were elected to serve three-year terms expiring in 2013:

Nominee	For	Against	Abstentions	Broker Non-Votes
Eugene C. Fiedorek	257,855,165	5,580,313	324,028	24,291,021
Patricia Albjerg Graham	238,020,196	25,395,937	343,373	24,291,021
F. H. Merelli	248,649,378	14,789,020	321,108	24,291,021
•	Ratification of Ernst & Young LLP as Apache’s independent auditors for fiscal year 2010:

For	Against	Abstentions	Broker Non-Votes
285,176,735	2,534,825	338,967	0

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Form of First Amendment, effective May 5, 2010, to 2010 Performance Program Agreement, dated January 15, 2010, between Registrant and each of G. Steven Farris, John A. Crum, Rodney J. Eichler, and Roger B. Plank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION
Date: May 11, 2010	/s/ Roger B. Plank
Roger B. Plank, President
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of First Amendment, effective May 5, 2010, to 2010 Performance Program Agreement, dated January 15, 2010, between Registrant and each of G. Steven Farris, John A. Crum, Rodney J. Eichler, and Roger B. Plank.